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Gabriel Mendez <techmangabe@gmail.com>

Roxio: Welcome to the Roxio Affiliate Program

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Roxio: Digital Media Software for both PC & Mac <noreply@cj.com> **Mon, Jul 25, 2011 at 1:35 PM**
Reply-To: noreply@cj.com
To: techmangabe@gmail.com

ROXIO

Dear GABRIEL MENDEZ

Congratulations! Welcome to the Roxio affiliate program. You are now part of an elite group of affiliates who can earn up to 20% commission from Roxio. We look forward to working with you.

To get started, we recommend selling the following products:



Roxio Creator 2011 Easily enhance, preserve and share your digital media with Roxio Creator 2011. Turn your standard videos and photos into 3D masterpieces, and playback 3D movies on your PC.

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toast 10

Toast 10 Titanium Toast 10 Titanium simplifies disc burning, DVD copying and video conversion. It's the easiest way to burn music, video, photo and data files to CD or DVD.

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The ultimate media toolkit, redesigned
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Popcorn 4 Roxio Popcorn 4 helps you easily make high quality copies of your DVD movies. From the creators of award-winning Toast®

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